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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 2004

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          FLORIDA                    000-28863                  84-1331134
          -------                    ---------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NUMBER)

                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (203) 894-9700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         THIS REPORT ON FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. WE INTEND THE FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS IN THESE SECTIONS. ALL STATEMENTS REGARDING OUR EXPECTED PUBLICITY AND MARKETING ACTIVITIES, FINANCIAL POSITION, BUSINESS AND FINANCING PLANS ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS CAN SOMETIMES BE IDENTIFIED BY OUR USE OF FORWARD-LOOKING WORDS SUCH AS "MAY," "WILL," "SHOULD," "EXPECT," "ANTICIPATE," "PROJECT," "DESIGNED," "ESTIMATE," "PLAN" AND "CONTINUE." ALTHOUGH WE BELIEVE THAT OUR EXPECTATIONS IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT PROMISE THAT OUR EXPECTATIONS WILL TURN OUT TO BE CORRECT. THESE FORWARD-LOOKING STATEMENTS GENERALLY RELATE TO PLANS AND OBJECTIVES FOR FUTURE OPERATIONS AND ARE BASED UPON REASONABLE ESTIMATES AND ASSUMPTIONS REGARDING FUTURE RESULTS OR TRENDS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS RELATING TO MARKLAND TECHNOLOGIES, INC. ("MARKLAND", THE "COMPANY", "WE" OR "OUR"). FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM MARKLAND EXPECTATIONS INCLUDE THE UNCERTAINTY REGARDING THE FACT THAT WE DO NOT CONTROL THE PERFORMANCE OF THIRD PARTIES WITH WHOM WE HAVE CONTRACTS, MARKLAND'S POSSIBLE ABILITY TO REPAY EXISTING INDEBTEDNESS, POSSIBLE INABILITY OF MARKLAND TO CONTINUE IN BUSINESS AND OTHER RISKS DETAILED FROM TIME TO TIME IN MARKLAND'S SEC REPORTS. NO ASSURANCE CAN BE GIVEN THAT INVESTORS OF MARKLAND WILL RETAIN ANY LEVEL OF VALUE. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, THE COMPANY'S FUTURE PERFORMANCE AND ACTUAL RESULTS OF OPERATIONS MAY VARY SIGNIFICANTLY FROM THOSE ANTICIPATED, PROJECTED, BELIEVED, EXPECTED, INTENDED OR IMPLIED. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY OF THE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEY WERE MADE.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 7, 2004, Markland Technologies, Inc. (the "Company") and DKR Soundshore Oasis Holding Fund Ltd. and DKR Soundshore Strategic Holding Fund Ltd. (the "Investors") entered into a waiver agreement (the "Waiver"), amending
Section 4(8) of a purchase agreement dated September 21, 2004 (the "Purchase Agreement") and related provision of the terms and conditions of the notes issued to the Investors on September 21, 2004 (the "Notes"). Specifically, subject to the terms and conditions contained in the Waiver, the Investors have waived:

         o the application of Section 4.8(a) of the Purchase Agreement with respect to the registration of 4,400,000 the Company's shares of common stock underlying warrants issued by the Company on December 7, 2004; and

         o any default or potential default that the registration of such shares may otherwise have caused under the Purchase Agreement or related documents executed in connection with the September 21, 2004 private placement, including without limitation any events of default set forth in Section 7 of the Notes.

         The Waiver is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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         Relationship between the Company and the Investors
         --------------------------------------------------

         As previously reported in the Company's Current report on Form 8-K filed on September 23, 2004, on September 21, 2004 the Company issued Notes and warrants to the Investors in a private placement made in reliance on Section 4(2) of Securities Act of 1933. The Investors are stockholders of the Company and "accredited investors" within the meaning of Regulation D. The shares underlying these Notes and warrants issued on September 21, 2004 have been registered with the SEC in a registration statement on Form SB-2 that was declared effective on December 2, 2004 (File No. 333-120390).

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE COMPANY'S AGREEMENT TO REGISTER 4,400,000 SHARES OF COMMON STOCK UNDERLYING THE WARRANTS ISSUED ON DECEMBER 7, 2004 IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 9, 2004 (FILE NO. 000-28863). THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS BEFORE MAKING AN INVESTMENT DECISION.

ITEM 8.01 - OTHER EVENTS

         Additionally, the Investors, Harborview Master Fund L.P. and Southridge Partners LP have each acknowledged by written agreement with the Company dated December 7, 2004 (the "Letter Agreement") that the issuance on December 7, 2004, of the warrants (and any subsequent issuance of common stock upon the exercise thereof) was (or will be, as applicable) an excluded transaction within the meaning of the anti-dilution provisions of the notes and warrants issued in the September 21 and November 9, 2004 private placements and therefore did not and will not trigger any of the price adjustments contemplated therein.

         The Letter Agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

A DESCRIPTION OF THE SEPTEMBER 21, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT OF FORM 8-K FILED ON SEPTEMBER 23, 2004 (FILE NO. 000-28863). THE PURCHASE AGREEMENT AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. A DESCRIPTION OF THE NOVEMBER 9, 2004, PRIVATE PLACEMENT IS INCLUDED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED NOVEMBER 9, 2004 (FILE NO. 000-28863) AND THE FORMS OF NOTE AND WARRANT EXECUTED IN CONNECTION WITH THAT PRIVATE PLACEMENT WERE FILED AS EXHIBITS THERETO. THESE FILINGS ARE PUBLIC DOCUMENTS AVAILABLE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. WE URGE YOU TO OBTAIN AND READ CAREFULLY COPIES OF THESE DOCUMENTS AND THIS CURRENT REPORT AND ITS EXHIBITS BEFORE MAKING AN INVESTMENT DECISION.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.           Description
         -----------           -----------

         99.1 Waiver by and between the Company, DKR Soundshore Oasis Holding Fund Ltd., DKR Soundshore Strategic Holding Fund Ltd., Harborview Master Fund L.P. and Southridge Partners LP.

         99.2 Letter Agreement by and between the Company, DKR Soundshore Oasis Holding Fund Ltd., and DKR Soundshore Strategic Holding Fund Ltd.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MARKLAND TECHNOLOGIES, INC.



                                       By:  /s/ Robert Tarini
                                            ------------------------------
                                            Robert Tarini
                                            Chief Executive Officer



Date: December 13, 2004


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EXHIBIT INDEX

         Exhibit No.           Description
         -----------           -----------

         99.1 Waiver by and between the Company, DKR Soundshore Oasis Holding Fund Ltd., DKR Soundshore Strategic Holding Fund Ltd., Harborview Master Fund L.P. and Southridge Partners LP.

         99.2 Letter Agreement by and between the Company, DKR Soundshore Oasis Holding Fund Ltd., and DKR Soundshore Strategic Holding Fund Ltd.